UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware		19713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 451-0200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Closing of Notes Offering

On April 5, 2017, SLM Corporation (the “Company”) closed an offering of $200,000,000 aggregate principal amount of its 5.125% Notes due 2022 (the “Notes”). The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated March 31, 2017 among the Company, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (the “Underwriters”), under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-205031), including a prospectus dated June 17, 2015 and a prospectus supplement dated March 31, 2017. The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The Notes were issued under an indenture dated June 17, 2015 (the “Base Indenture”) with Deutsche Bank National Trust Company, as trustee, as supplemented by the first supplemental indenture dated April 5, 2017 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Notes bear interest at the rate of 5.125% per annum. Interest is payable on April 5 and October 5 of each year, beginning October 5, 2017. The Notes will mature on April 5, 2022. The Company may redeem the Notes, in whole or in part, at any time at the applicable redemption prices, as set forth in the Indenture. In addition, if the Company experiences certain change of control events with respect to the Notes, it must offer to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes at a purchase price equal to 101% of the principal amount of Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Company intends to use the net proceeds from this offering to redeem its outstanding 6.97% cumulative redeemable preferred stock, Series A, and intends to use any remaining net proceeds for general corporate purposes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 4.1, the Underwriting Agreement, which is incorporated by reference into the Registration Statement and was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on April 4, 2017, and the Base Indenture, which was filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-3ASR filed on June 17, 2015.

A copy of the opinion of Davis Polk & Wardwell LLP, special New York counsel to the Company, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

Closing of Notes Offering

The information included in Item 1.01 with respect to the Indenture is incorporated by reference into this item.

ITEM 8.01.	OTHER EVENTS.

Redemption of Series A Preferred Stock

On April 5, 2017, the Company issued a press release announcing the redemption of its outstanding 6.97% cumulative redeemable preferred stock, Series A, on May 5, 2017. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Closing of Notes Offering

The information included in Item 1.01 with respect to the Indenture is incorporated by reference into this item.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

4.1	First Supplemental Indenture dated as of April 5, 2017 between SLM Corporation and Deutsche Bank National Trust Company, as trustee

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release dated April 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2017

SLM CORPORATION

By:	/s/ Steven J. McGarry
	Name:	Steven J. McGarry
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Supplemental Indenture dated as of April 5, 2017 between SLM Corporation and Deutsche Bank National Trust Company, as trustee

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release dated April 5, 2017